EXHIBIT 10.2

                                                                Execution Copy








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                          CHURCHILL DOWNS INCORPORATED


                            FIRST AMENDMENT AGREEMENT


                          Dated as of October 14, 2004


                                       to


                            NOTE PURCHASE AGREEMENTS


                            Dated as of April 3, 2003



     Re: $100,000,000 Floating Rate Senior Secured Notes Due March 31, 2010








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



                                Table of Contents

SECTION             HEADING                                                PAGE

SECTION 1.    OMNIBUS AMENDMENT....................................... .......1


SECTION 2.    ADDITIONAL AMENDMENTS TO EXISTING NOTE PURCHASE
              AGREEMENTS......................................................2


SECTION 3.    CONDITIONS PRECEDENT............................................7


SECTION 4.    REPRESENTATIONS AND WARRANTIES..................................11


SECTION 5.    REAFFIRMATIONS AND CONSENTS.....................................13


SECTION 6.    CERTAIN LICENSES................................................13


SECTION 7.    BREACH OF THIS FIRST AMENDMENT AGREEMENT........................14


SECTION 8.    MISCELLANEOUS...................................................14


Signatures....................................................................15



SCHEDULE A          -      Holders
SCHEDULE I

EXHIBIT A           -      Form of legal opinion of Rebecca C. Reed, Esq.
EXHIBIT B           -      Form of legal opinion of Wyatt, Tarrant & Combs, LLP
EXHIBIT C           -      Form of legal opinion of Lemle & Kelleher
EXHIBIT D           -      Form of legal opinion related to licenses
SCHEDULE 3(a)       -      Louisiana Properties
SCHEDULE 3(i)       -      Searches
SCHEDULE 3(k)       -      Consents
SCHEDULE 3(s)       -      Real Property
SCHEDULE 3(t)       -      Surveyors
SCHEDULE 3(w)       -      Real Property Collateral

                            FIRST AMENDMENT AGREEMENT
                                       TO


             Re:     NOTE PURCHASE AGREEMENTS DATED AS OF APRIL 3, 2003



                                                                    Dated as of
                                                               October 14, 2004
To each of the holders
listed in Schedule A to
this First Amendment Agreement


Ladies and Gentlemen:

     Reference is made to (i) the separate Note Purchase Agreements each dated as of April 3, 2003 (the "EXISTING NOTE PURCHASE AGREEMENTS" and, as amended hereby, the "NOTE PURCHASE AGREEMENTS"), among Churchill Downs Incorporated, a Kentucky corporation (the "COMPANY") and the purchasers named on Schedule A attached thereto, respectively and (ii) the $100,000,000 aggregate principal amount of Floating Rate Senior Secured Notes, due March 31, 2010 of the Company (the "NOTES").

     For good and valuable  consideration,  the receipt and sufficiency of which
are  hereby  acknowledged,   the  Company  requests  the  amendment  of  certain
provisions of the Existing Note Purchase Agreements as hereinafter provided.

     Upon your acceptance hereof in the manner hereinafter provided and upon satisfaction of all conditions to the effectiveness hereof and receipt by the Company of similar acceptances from the holders of the Notes, this First Amendment Agreement shall constitute a contract between us amending the Existing Note Purchase Agreements and Notes, in each case, as of October 14, 2004, but only in the respects hereinafter set forth:

SECTION 1.     OMNIBUS AMENDMENT.

     In the event that as of the last day of any fiscal quarter of the Company, the Leverage Ratio for the then most-recently ended four fiscal quarters is equal to or greater than 4.00 to 1.00, the Adjusted LIBOR Rate applicable to the immediately succeeding 3 month period shall be defined as LIBOR plus 280 basis points. In the event that the Leverage Ratio for the then most-recently ended four fiscal quarters is equal to or greater than 3.50 to 1.00, but less than
4.00 to 1.00, the Adjusted LIBOR Rate applicable to the immediately succeeding 3 month period shall be defined as LIBOR plus 230 basis points. In the event that the Leverage Ratio for the then most-recently ended four fiscal quarters is less than 3.50 to 1.00, the Adjusted LIBOR Rate applicable to the immediately succeeding 3 month period shall be defined as LIBOR plus 155 basis points. The Obligors and each of the holders acknowledge that the Note Purchase Agreements and the Notes shall be and are hereby amended to incorporate the provisions of this

Churchill Downs Incorporated                          First Amendment Agreement



Section 1. Notwithstanding anything contained herein to the contrary, the Adjusted LIBOR Rate applicable to the Notes for the 3 month period beginning January 1, 2005 shall be LIBOR plus 280 basis points. For each subsequent 3 month period beginning April 1, 2005, the Leverage Ratio shall be determined pursuant to financial statements and certificates by a Senior Financial Officer delivered to the holders in accordance with Sections 7.1 and 7.2 of the Note Purchase Agreements. If the Company fails to deliver such financial statements and/or certificates as required pursuant to such Sections 7.1 and 7.2, the Adjusted LIBOR Rate shall be defined as LIBOR plus 280 basis points until five days after such financial statements and certificates are so delivered.

SECTION 2.     ADDITIONAL AMENDMENTS TO EXISTING NOTE PURCHASE AGREEMENTS.

     SECTION 2.1 Section 10.5(a) of the Existing Note Purchase Agreements shall be and is hereby amended in its entirety to read as follows:

          "The Company will not permit the Leverage Ratio, determined as of the end of each of its fiscal quarters, of (i) Consolidated Funded Indebtedness, as adjusted by the Seasonal Borrowing Needs Adjustment in appropriate fiscal quarters, to (ii) Consolidated Adjusted EBITDA for the then most-recently ended four fiscal quarters to be greater than:

                LEVERAGE RATIO                  PERIOD
                  5.00 to 1.00       October 14, 2004 through June 29, 2005
                  4.25 to 1.00       June 30, 2005 through June 29, 2006
                  3.75 to 1.00       June 30, 2006 through June 29, 2007
                  3.50 to 1.00       June 30, 2007 and thereafter"

     SECTION 2.2. Section 11(f) of the Existing Note Purchase Agreements shall be and is hereby amended in its entirety to read as follows:

      " (f) (i) the Company or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount (including any LIBOR Breakage Amount) or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least $15,000,000 beyond any period of grace provided with respect thereto, or (ii) the Company or any Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least $15,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared (or one or more persons are entitled to declare such Indebtedness to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Indebtedness to convert such Indebtedness into equity interests), (x) the Company or any Subsidiary has become

Churchill Downs Incorporated                           First Amendment Agreement



      obligated to purchase or repay Indebtedness before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $15,000,000, or (y) one or more Persons have the right to require the Company or any Subsidiary so to purchase or repay such Indebtedness; or"

     SECTION 2.3. Schedule B to the Existing Note Purchase Agreements shall be and is hereby amended by adding or replacing the following definitions thereto in alphabetical order:

      "ADJUSTED EBITDA" of any person for any period means the EBITDA for that Person for that period adjusted on a pro forma basis for the EBITDA of acquired or divested operations, provided that any EBITDA of CDLHC, CDLVP and VSI (whether positive or negative) for any period prior to October 14, 2004 will not be included in the Adjusted EBITDA of those entities.

      "CDLHC" means Churchill Downs Louisiana Horseracing Company, L.L.C., a Louisiana limited liability company

      "CDLVP" means Churchill Downs Louisiana Video Poker Company, L.L.C., a Louisiana limited liability company.

      "COLLATERAL DOCUMENTS" means, collectively, all of the instruments, documents and agreements pursuant to which any Person grants a Lien on or security interest in all or any portion of the Collateral, including, without limitation, those documents referred to in Section 6.25 of the Bank Credit Agreement, including, without limitation, all pledge and security agreements, mortgages, assignments of patents, trademarks and copyrights, the Negative Pledge Agreement, the Intercompany Subordination Agreement, the Collateral Sharing Agreement, the 2004B Collateral Documents, and all other documents and instruments executed as security for any obligations of any Obligor under any Financing Agreement and any other agreements, documents or instruments guaranteeing or securing any obligations of any Obligor under any Financing Agreement.

      "CONSOLIDATED ADJUSTED EBITDA" for any period means the consolidated Adjusted EBITDA of all of the Obligors for that period, consolidated in accordance with GAAP. The EBITDA of the Excluded Subsidiaries shall not be included in Consolidated Adjusted EBITDA.

      "CONSOLIDATED FUNDED INDEBTEDNESS" means at any time the aggregate dollar amount of Consolidated Indebtedness which has actually been funded and is outstanding at such time, whether or not such amount is due or payable at such time.

      "CONSOLIDATED INDEBTEDNESS" means at any time the Indebtedness of the Obligors calculated on a consolidated basis as of such time in accordance with GAAP.

      "EBITDA" for any Person for any period of determination means that Person's net income plus, to the extent deducted from revenues in determining net income, (i) interest expense, (ii) expense for taxes paid or accrued, (iii) depreciation, (iv) amortization, (v) extraordinary losses incurred other than in the ordinary course of business, and (vi) in the

Churchill Downs Incorporated                          First Amendment Agreement


case of Ellis Park Race Course, Inc., (a) the impairment charge deducted from the net income of Ellis Park Race Course, Inc. with respect to the fourth fiscal quarter in 2002, and (b) the lesser of (1) the one-time non-cash impairment charge, if any, deducted from the net income of Ellis Park Race Course, Inc. with respect to either the third fiscal quarter in 2004 or the fourth fiscal quarter in 2004 (but not both quarters), or (2) $6,200,000; minus, to the extent included in net income, that Person's extraordinary gains realized other than in the ordinary course of business, in each case for such period determined, in accordance with GAAP.

      "EXCLUDED ENTITIES" means any corporation, partnership, limited liability company or other Person in which the Obligors hold an ownership interest, either directly or indirectly, and which is not an Obligor.

      "EXCLUDED SUBSIDIARIES" means any Excluded Entity which is a Subsidiary of the Company. The Excluded Subsidiaries on the date of the closing of the First Amendment Agreement are Hoosier Park, L.P., Churchill Downs Simulcast Productions, LLC (formerly known as Charlson Broadcast Technologies LLC), Churchill Downs Pennsylvania Company (formerly known as Churchill Downs California Foodservices Company), Tracknet, LLC, and Anderson Park, Inc. Fair Grounds International Venture L.L.C., a Louisiana limited liability Company, F.
G. Staffing Services, Inc., a Louisiana corporation and Charlson Industries, Inc., an Ohio corporation shall become Excluded Subsidiaries on the date the Fair Grounds Acquisition is effected.

      "FAIR GROUNDS" means Fair Grounds Corporation, a Louisiana corporation.

      "FAIR GROUNDS ACQUISITION" means the acquisition of the assets of Fair Grounds and Finish Line and the stock of VSI.

      "FAIR GROUNDS ACQUISITION DOCUMENTS" shall mean all of the documents through which the Fair Grounds Acquisition is consummated, including, without limitation, (a) the Third Amended Plan of Reorganization, filed in the United States Bankruptcy Court for the Eastern District of Louisiana, Bankruptcy Case No 03-16222, by Fair Grounds, as Debtor and Debtor-in-possession; (b) the Order, dated September 28, 2004, entered by the United States Bankruptcy Court for the Eastern District of Louisiana in Bankruptcy Case No 03-16222, confirming the Third Amended Plan of Reorganization of Fair Grounds; (c) the Asset Purchase Agreement, dated as of August 31, 2004, as amended by the First Amendment, dated as September 17, 2004, among the Company, on behalf of one of its wholly owned subsidiary to be formed, Fair Grounds and the Company; (d) the Asset Purchase Agreement, dated as of October 14, 2004, between CDLHC and Finish Line; and (e) the Stock Purchase Agreement, dated October 14, 2004, between CDLVP , Steven Rittvo, Ralph Capitelli, T. Cary Wicker III and Louisiana Ventures, Inc.

      "FAIR  GROUNDS  ASSIGNMENT  AND  SUBORDINATION  OF  LEASE  AND  MANAGEMENT
AGREEMENT" means the Assignment and Subordination of Lease and Management Agreement, dated as of October 14, 2004, between CDLHC, as Landlord, and Fair Grounds, as Tenant.

Churchill Downs Incorporated                          First Amendment Agreement



      "FINANCING STATEMENT" shall mean financing statements of the Company or a Guarantor, naming the Company or such Guarantor as debtor and the Collateral Agent as secured party as amended from time to time.

      "FINISH LINE" means Finish Line Management Corp., a Louisiana corporation.

      "FIRST AMENDMENT AGREEMENT" means the First Amendment Agreement dated as of October 14, 2004 to Note Purchase Agreements dated as of April 3, 2003 by and among the Company, the Guarantors and the holders.

      "JAZZ FEST SUBORDINATION AGREEMENT AND ESTOPPEL" means the Subordination, Non-disturbance and Attornment Agreement dated as of October 14, 2004, between The New Orleans Jazz and Heritage Foundation, Inc. as Tenant, and the Collateral Agent as mortgagee under the Mortgage defined therein, together with the Estoppel Certificate by The New Orleans Jazz and Heritage Foundation, Inc. in favor of the Collateral Agent.

      "KELLEY NOTE" means that certain Convertible Promissory Note dated on or about October 14, 2004 issued by the Company in favor of Brad M. Kelley, an individual.

      "LEVERAGE RATIO" means, as of any date of calculation, the ratio of (i) Consolidated Funded Indebtedness outstanding on such date to (ii) Consolidated Adjusted EBITDA, in each instance computed in accordance with Section 10.5(a) and GAAP.

      "LOUISIANA MORTGAGES" means the Mortgages, Assignments of Rents and Security Agreements dated as of October 14, 2004 and the Leasehold Mortgages, Assignments of Rents and Security Agreements dated as of October 14, 2004 and Deeds of Trust dated as of October 14, 2004 encumbering the Obligors' fee or leasehold interest in those properties listed on Schedule 3(a) of the First Amendment Agreement and delivered by each of the applicable Obligors with respect to each of the parcels of real property listed on Schedule 3(a) to the Collateral Agent for the benefit of the holders, subject to the terms of the Collateral Sharing Agreement, as they may be amended and/or supplemented from time to time.

      "LOUISIANA TITLE INSURER" means Stewart Title Guaranty.

      "REAL PROPERTY" means, collectively, each of the parcels of owned and/or leased real property of any of the Obligors, all of which is listed on Schedule 3(w).

      "REAL PROPERTY COLLATERAl" means each of the parcels of owned Real Property listed on Schedule 3(w) except as set forth on such Schedule.

      "SEASONAL BORROWING NEEDS ADJUSTMENT" means the reduction of the Consolidated Funded Indebtedness as of the end of (i) the first fiscal quarter of the Company's fiscal year 2005 by $25,000,000, (ii) the first fiscal quarter of the Company's fiscal year 2006 by $25,000,000, (iii) the first fiscal quarter of the Company's fiscal years 2007, 2008, 2009 and 2010 by $25,000,000.

Churchill Downs Incorporated                          First Amendment Agreement



      "2004B AMENDMENT TO THE PLEDGE AND SECURITY AGREEMENT" means the 2004B Amendment to Pledge and Security Agreement, dated as of October 14, 2004, among the applicable Obligors and the Collateral Agent for the benefit of the holders, subject to the provisions of the Collateral Sharing Agreement, as they may be amended and/or supplemented from time to time.

      "2004B ASSIGNMENTS OF PATENT, TRADEMARKS AND COPYRIGHTS" means the Assignment of Patent, Trademarks and Copyrights, dated as of October 14, 2004, executed by CDIP, LLC in favor of the Collateral Agent and the Assignment of Patent, Trademarks and Copyrights, dated as of October 14, 2004, executed by CDLHC, in favor of the Collateral Agent.

      "2004B BANK AMENDMENT" means the 2004B Amendment to Loan Documents, dated as of October 14, 2004, among Bank One, NA, headquartered in Chicago, Illinois (successor by merger to Bank One, Kentucky, NA) a national banking association with an office in Louisville, Kentucky, as contractual representative for the Banks as provided in the Bank Credit Agreement as agent, the Guarantors and the Company.

      "2004B COLLATERAL DOCUMENTS" means, collectively, all of the instruments, documents and agreements pursuant to which any Person grants a Lien on or a security interest in all or any portion of any Collateral pursuant to the First Amendment Agreement and/or 2004B Bank Amendment, including without limitation, those documents referenced in Sections 6.25 and 6.29 of the Bank Credit Agreement, including without limitation, the 2004B Amendment to the Pledge and Security Agreement, the 2004B Louisiana Addendum to Pledge and Security Agreement (as defined in the 2004B Amendment to Pledge and Security Agreement), the 2004B Consent Joinder and Reaffirmation, the Louisiana Mortgages, the 2004B Assignments of Patents, Trademarks and Copyrights, the Fair Grounds Assignment and Subordination of Lease and Management Agreement, the Jazz Fest Subordination Agreement and Estoppel and all other documents or instruments executed as security for the obligations of any Obligor in connection with the First Amendment Agreement and/or 2004B Bank Amendment from time to time, as they may be amended and/or supplemented from time to time.

      "2004B CONSENT JOINDER AND REAFFIRMATION" shall mean the 2004B Consent Joinder and Reaffirmation, dated October 14, 2004, among the Collateral Agent, the Company and the Guarantors.

      "2004B GUARANTOR JOINDER" shall mean the Guarantor Joinder, dated October 14, 2004, among the Collateral Agent, the Company and the Guarantors.

      "VSI" means Video Services, Inc., a Louisiana corporation.

     SECTION 2.4. Schedule B of the Existing Note Purchase Agreements shall be and is hereby amended by deleting the following definitions: "Consolidated Funded Debt," "Consolidated Operating Cash Flow," and "Monetary Default".

Churchill Downs Incorporated                          First Amendment Agreement



SECTION 3.     CONDITIONS PRECEDENT.

     This First Amendment Agreement shall not become effective until, and shall become effective on, the Business Day (the "EFFECTIVE DATE") when each of the following conditions shall have been satisfied:

          (a) Each holder shall have received this First Amendment Agreement, duly authorized and fully executed by the Company and the Guarantors.

          (b) The holders shall have consented to this First Amendment Agreement as evidenced by their execution thereof.

          (c) Each and every representation and warranty made by or on behalf of the Company and/or any Guarantor relating to this First Amendment Agreement or any of the other Financing Agreements, as modified by this First Amendment Agreement shall be true, complete and correct in all material respects on and as of the date of this First Amendment Agreement and as of the date this First Amendment Agreement is actually executed and delivered.

          (d) The Company shall have paid to the holders, on a PRO RATA basis based on the aggregate outstanding principal amounts of the Notes held by said holders on the date hereof, a non-refundable fee of $125,000.

          (e) The Company and the Guarantors shall have delivered to each holder duly authorized and fully executed originals of the Subsidiary Guaranty
     Supplement dated as of October 14, 2004, satisfactory to the Required Holders in all respects, among other things, including CDLHC, CDLVP and VSI as Guarantors.

          (f) The Company and the Guarantors shall have delivered all Collateral Documents and other Financing Agreements, necessary to effectuate this First Amendment Agreement, executed by the Company and/or the Guarantors, as the case may be, including, without limitation, all of the 2004B Collateral Documents.

          (g) The Company and the Guarantors shall deliver any and all Collateral required to be delivered to the Collateral Agent with copies to each holder, including, but not limited to, any and all stock certificates of VSI, together with stock powers executed in blank.

          (h) Each holder shall have received such Officer's Certificates and such certificates of a secretarial officer of the Company and each Guarantor as it may reasonably request with respect to this First Amendment Agreement and the transactions contemplated hereby.

          (i) The Collateral Agent shall have received reports of searches of personal property records from the appropriate reporting agencies listed on
     Schedule 3(i) to this

Churchill Downs Incorporated                          First Amendment Agreement



     First Amendment Agreement. The Collateral Agent may obtain such reports but the Company shall pay all costs associated with obtaining them. The reports of searches of the personal property records shall not disclose any security interest in the CDLHC, CDLVP, VSI, Finish Line and Fair Grounds' personal property other than to the Collateral Agent's security interest therein other than Permitted Liens.

          (j) The Company shall have provided evidence satisfactory to the holders of any regulatory approvals required from any and all government agencies to consummate the Fair Grounds Acquisition and/or otherwise required pursuant to the Note Purchase Agreements and/or this First Amendment Agreement.

          (k) The Company shall have provided to the holders all material third-party consents listed on Schedule 3(k) to this First Amendment
     Agreement, and/or otherwise required to consummate the Fair Grounds Acquisition, and/or otherwise required pursuant to the Note Purchase Agreements and/or this First Amendment Agreement.

          (l) The Company shall have paid the fees and disbursements of the holders' special counsel, Chapman and Cutler LLP, incurred in connection with the negotiation, preparation, execution and delivery of this First Amendment Agreement and the transactions contemplated hereby which fees and disbursements are reflected in the statement of such special counsel delivered to the Company at the time of the execution and delivery of this First Amendment Agreement. Upon receipt of any supplemental statement after the execution of this First Amendment Agreement, the Company will pay such additional fees and disbursements of the holders' special counsel which were not reflected in its accounting records as of the time of the delivery of the initial statement of fees and disbursements.

          (m) Each holder shall have received evidence of insurance naming the Collateral Agent as additional insured and loss payee with such responsible and reputable insurance companies or associations, and in such amounts and covering such risks, as is satisfactory to the holders.

          (n) The holders shall have received termination and/or releases relating to claims, liens and/or other rights regarding or that may otherwise affect any of the Collateral other than the liens and/or security interests created in the Collateral Documents and Permitted Liens.

          (o) The Company and the Guarantors shall authorize the Collateral Agent to file such financing statements, amendments to financing statements, statutory declarations or other documents for filing with public officials with respect to the property pledged in the 2004B Collateral Documents (including without limitation, fixture financing statements) as the Collateral Agent may request.

          (p) The holders shall have received the legal opinion of Rebecca C. Reed, Esq., General Counsel for the Company and the Guarantors, Wyatt, Tarrant & Combs,

Churchill Downs Incorporated                          First Amendment Agreement



     LLP as counsel for the Company and the Guarantors, and the legal opinion of Lemle & Kelleher, special Louisiana counsel to the Company and the Guarantors, addressed to the holders, dated the date this First Amendment Agreement is delivered, in scope, form and substance satisfactory to the holders and their counsel, and addressing the matters in Exhibit A, B and C to this First Amendment Agreement, respectively, along with any other matters required by the holders.

          (q) The Company shall have provided copies of all of the Fair Grounds Acquisition Documents certified by either the Senior Financial Officer or Secretary of the Company to be true, correct and complete, together with evidence satisfactory to the holders of closing under the Fair Grounds Acquisition Documents in accordance with their terms and in compliance with all applicable laws, rules and regulations, including, without limitation, the Title 11 of the United States Code and the Federal Rules of Bankruptcy Procedure.

          (r) The Company and Guarantors shall have delivered title insurance policies or an irrevocable commitment to issue policies in the form of holder approved pro-forma policies, in favor of the Collateral Agent for the benefit of the holders, in ALTA 1992 Form B Loan Policy form without creditor's rights exceptions, and in amounts agreed upon and acceptable to the holders, with premiums paid thereon, delivered by the Obligors, issued by Louisiana Title Insurer and insuring the Louisiana Mortgages on fee property as valid first priority Liens upon the applicable Obligors' fee simple title to, or leasehold interest in, the Real Property Collateral and all improvements and all appurtenances thereto (including such easements and appurtenances as may be required by the holders), free and clear of any and all defects and encumbrances whatsoever, subject only to such exceptions as may be approved in writing by the holders, with endorsements thereto as to such matters as the holders may designate, purchased by the Obligors on the closing date for each of the Louisiana Mortgages on fee properties.

          (s) The Company and the Guarantors shall have delivered Phase I environmental assessments performed on each parcel of real property listed on Schedule 3(s) to this First Amendment Agreement, with the results of such environmental assessments satisfactory to the Collateral Agent in its discretion. In the event Phase II assessments, contamination assessment reports or remediation action plans have been prepared for any real property listed on Schedule 3(s), such plans, assessments and reports, including recent updates and data submissions, shall be provided to the Collateral Agent and must be satisfactory to the Collateral Agent in its discretion. Without limiting the foregoing, such assessments shall be performed in accordance with ASTM 1527 E standards for environmental assessments and shall determine whether there are any Recognized Environmental Conditions (as defined in such standards) on the real property listed on Schedule 3(s), provide the historical ownership and use of the real property, describe the current use of the real property listed on Schedule 3(s), provide any information available in EPA records and state EPA records on previous investigations and litigation, describe any adjacent properties which have been or could be potential

Churchill Downs Incorporated                          First Amendment Agreement



     hazards,   and  locations  of  equipment  containing  PCBs  and  provide  a conclusion and recommendation statement.

          (t) The  Company  shall  deliver  a survey of the  property  listed on
     Schedule 3(t) to this Amendment not later than one (1) day prior to the date of this First Amendment Agreement. Such survey shall be prepared by surveyor listed on such Schedule 3(t). Such survey shall be reasonably satisfactory to the holders and shall be certified to the Collateral Agent, each holder and the Louisiana Title Insurer. The survey shall evidence to the satisfaction of the holders that all of the real property listed on
     Schedule 3(t) included in the applicable Louisiana Mortgage is owned by the applicable Obligors free and clear of encroachments onto or by other properties, defects of title, observable violations of restrictions or encroachments into easements except for Permitted Liens, and be sufficient to allow the Louisiana Title Insurer to issue loan policies without survey exceptions.

          (u) The holders shall have received signed copies of all of the documents relating to the 2004B Bank Amendment certified by the Senior Financial Officer or Secretary of the Company to be true, correct and complete, together with evidence satisfactory to the holders that all of the conditions precedent to the 2004B Bank Amendment have been satisfied, and such 2004B Bank Amendment has become effective.

          (v) The Collateral Agent shall have received any required consents and/or authorization from the holders and the Banks under the Collateral Sharing Agreement through the 2004B Consent Joinder and Reaffirmation or otherwise satisfactory to the holders.

          (w) Estoppel certificates and subordination, non-disturbance and attornment agreements from such tenants at the Real Property Collateral shall be delivered as holders shall require.

          (x) The Company shall have provided evidence satisfactory to the holders that the obligations of the Company under the Kelley Note are subordinate to the obligations of the Company to the holders under the Financing Agreements.

          (y) All  corporate  and  other  proceedings  in  connection  with  the transactions contemplated by this First Amendment Agreement and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

Churchill Downs Incorporated                          First Amendment Agreement



SECTION 4.     REPRESENTATIONS AND WARRANTIES.

     The Company and the Guarantors hereby represent and warrant that as of the date hereof and as of the date of execution and delivery of this First Amendment
Agreement:

          (a) The Company and each Guarantor is duly formed, validly existing and in good standing under the laws of its state of incorporation or formation.

          (b) The Company and each Guarantor has the corporate or limited liability company power to own its property and to carry on its business as now being conducted.

          (c) The Company and each Guarantor is duly qualified and in good standing as a foreign entity authorized to do business in each jurisdiction in which the failure to do so would, individually or in the aggregate, have a material adverse effect on the business, condition (financial or other), assets, operations, properties or prospects of such Company and each Guarantor.

          (d) This First Amendment Agreement and the transactions contemplated hereby are within the corporate or limited liability company powers of the Company and each Guarantor, have been duly authorized by all necessary corporate or limited liability company action on the part of the Company and each Guarantor and this First Amendment Agreement has been duly executed and delivered by the Company and each Guarantor and constitutes legal, valid and binding obligations of the Company and each Guarantor enforceable in accordance with its respective terms.

          (e) The Company and each Guarantor represents and warrants that there is no Default or Event of Default under the Note Purchase Agreements immediately before and immediately after giving effect to this First Amendment Agreement.

          (f) The execution, delivery and performance of this First Amendment Agreement by the Company and each Guarantor does not and will not result in a violation of or default under (A) the articles of incorporation, articles of organization, bylaws or operating agreement (as the case may be) of the Company and each Guarantor, (B) any material agreement to which the Company and each Guarantor is a party or by which it is bound or to which the Company and each Guarantor or any of its properties is subject, (C) any material order, writ, injunction or decree binding on the Company and each Guarantor, or (D) any material statute, regulation, rule or other law applicable to the Company and each Guarantor.

          (g) No authorization, consent, approval, exemption or action by or notice to or filing with any court or administrative or governmental body (other than periodic filings with regulatory authorities, none of which are required to be filed as of the effective date of this First Amendment Agreement) is required in connection with the execution and delivery of this First Amendment Agreement or the consummation of the transactions contemplated thereby.

Churchill Downs Incorporated                          First Amendment Agreement



          (h) The Company and each Guarantor have not paid or agreed to pay any fees or other consideration, or given any additional security or collateral, or shortened the maturity or average life of any indebtedness or permanently reduce any borrowing capacity, in each case, in connection with the obtaining of any consents or approvals in connection with the transactions contemplated hereby or under the Bank Credit Agreement including, without limitation thereof, in connection with the Bank Credit Agreement other than the payment of legal fees of Frost Brown Todd LLC in connection with the Bank Credit Agreement and payment of certain fees set forth in Section 8 of the 2004B Bank Amendment.

          (i) From and after the filing of the Louisiana Mortgages and the Financing Statements, the Collateral Documents will create valid and perfected Liens in the Collateral covered thereby, enforceable against the Company or Guarantor, party thereto and all third-parties, except as permitted by this First Amendment Agreement, securing the payment of all Indebtedness purported to be secured thereby and all filings and other actions necessary or desirable to perfect and protect such Liens, as requested by the Required Holders, will have been duly taken.

          (j) The obligations of the Company under the Kelley Note are subordinate to the obligations of the Company to the holders under the Financing Agreements.

          (k) (i) Churchill Downs Louisiana Horseracing Company L.L.C., a Louisiana limited liability company (ii) Churchill Downs Louisiana Video Poker Company, L.L.C., a Louisiana limited liability company (iii) Video Services, Inc., a Louisiana corporation, (iv) Arlington Management Services, LLC, an Illinois limited liability company, (v) Arlington OTB Corp., a Delaware corporation, (vi) Arlington Park Racecourse, LLC, an Illinois limited liability company, (vii) CDIP, LLC, a Kentucky limited liability company, (viii) CDIP Holdings, LLC, a Kentucky limited liability company, (ix) Calder Race Course, Inc., a Florida corporation, (x) Churchill Downs California Company, a Kentucky corporation, (xi) Churchill Downs California Fall Operating Company, a Kentucky corporation, (xii) Churchill Downs Investment Company, a Kentucky corporation, (xiii) Churchill Downs Management Company, a Kentucky corporation, (xiv) Ellis Park Race Course, Inc., a Kentucky corporation, (xv) Quad City Downs, Inc., an Iowa corporation, (xvi) Racing Corporation of America, a Delaware corporation and (xvii) Tropical Park, Inc., a Florida corporation are the only Guarantors (as defined in each of the following respective documents) under the Note Purchase Agreement and the Bank Credit Agreement and the Company is the only borrower under the Bank Credit Agreement. No collateral has been given to secure the Bank Credit Agreement except for Collateral which has been given to secure the holders under the Note Purchase Agreements on a PARI PASSU basis.

SECTION 5.     REAFFIRMATIONS AND CONSENTS.

     The Company and the Guarantors:

Churchill Downs Incorporated                          First Amendment Agreement



          (a) CONSENT. Consent to the transactions contemplated in this First Amendment Agreement.

          (b) REAFFIRM. Reaffirm their respective obligations under any and all of the Financing Agreements and any and all other agreements, instruments and documents to which any of them is a party and under which any holder has any rights or obligations and which is or may be related in any way to the agreements, instruments and documents mentioned in or affected by this First Amendment Agreement, or the Note Purchase Agreements or any of the other Financing Agreements as amended by this First Amendment Agreement.

          (c) AGREE. Agree that all of the Financing Agreements remain in full force and effect, as expressly modified or altered by or in connection with this First Amendment Agreement.

SECTION 6.     CERTAIN LICENSES.

     Without limiting anything in the Financing Agreements, on or before April 14, 2005:

     (a) The Obligors doing business in, and/or having offices and/or facilities and/or employees in, the State of Louisiana shall have obtained from the appropriate administrative agency or other governmental authorities of the United States of America and/or the State of Louisiana any and all consents, approvals, licenses and/or other authorizations as may be necessary for the operation of the businesses of the Obligors in the State of Louisiana, including without limitation, the operation of horse racing facilities with pari-mutuel wagering, Off Track Betting facilities, applicable gaming operations (for example, without limitation, video poker), and the sale of alcohol and tobacco; and

     (b) The Company shall deliver to the holders the legal opinion of counsel for the Company and Guarantors addressed to the holders, in scope, form, and substance satisfactory to the holders and their counsel, and addressing the matters in EXHIBIT F to this Amendment, along with any other matters required by the holders.

SECTION 7.     BREACH OF THIS FIRST AMENDMENT AGREEMENT.

     In addition to any other Event of Default under Section 11 of the Existing Note Purchase Agreements, any failure of the Company or any Guarantor to observe and perform all of the terms, conditions and provisions of this First Amendment Agreement, which is not remedied within five days after written notice from any holder, shall constitute an Event of Default.

SECTION 8.     MISCELLANEOUS.

     SECTION 8.1. Except as amended herein, all terms and provisions of the Existing Note Purchase Agreements and the Notes and related agreements and instruments are hereby ratified,

Churchill Downs Incorporated                          First Amendment Agreement



confirmed and approved in all respects. The Company acknowledges and agrees that the holders may exchange their current Notes for new Notes which make reference to the 2004B Collateral Documents.

     SECTION 8.2. Any and all notices, requests, certificates and other instruments, including the Notes, may refer to any of the Financing Agreements without making specific reference to this First Amendment Agreement, but nevertheless all such references shall be deemed to include this First Amendment Agreement unless the context shall otherwise require.

     SECTION 8.3. This First Amendment Agreement and all covenants herein contained shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereunder. All covenants made by the Company and the Guarantors herein shall survive the closing and the delivery of this First Amendment Agreement.

     SECTION 8.4. This First Amendment Agreement shall be governed by and construed in accordance with New York law.

     SECTION 8.5. The capitalized terms used in this First Amendment Agreement shall have the respective meanings specified in the Note Purchase Agreements unless otherwise herein defined, or the context hereof shall otherwise require.

Churchill Downs Incorporated                          First Amendment Agreement



     The execution hereof by the holders shall constitute a contract among the Company and the Guarantors and the holders for the uses and purposes hereinabove set forth. This First Amendment Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.


                                   CHURCHILL DOWNS INCORPORATED



                                   By /s/ REBECCA C. REED
                                      Rebecca C. Reed
                                      Title: Secretary


                                   GUARANTORS:


                                   CHURCHILL DOWNS MANAGEMENT COMPANY


                                   By /s/ REBECCA C. REED
                                      Rebecca C. Reed
                                      Title: Secretary


                                   CHURCHILL DOWNS INVESTMENT COMPANY


                                   By /s/ REBECCA C. REED
                                      Rebecca C. Reed
                                      Title: Secretary


                                   RACING CORPORATION OF AMERICA


                                   By /s/ REBECCA C. REED
                                      Rebecca C. Reed
                                      Title:Secretary

Churchill Downs Incorporated                          First Amendment Agreement


                                   CALDER RACE COURSE, INc.


                                   By /s/ REBECCA C. REED
                                      Rebecca C. Reed
                                      Title: Secretary


                                   TROPICAL PARK, INC.


                                   By /s/ REBECCA C. REED
                                      Rebecca C. Reed
                                      Title: Secretary


                                   CHURCHILL DOWNS CALIFORNIA COMPANY


                                   By /s/ REBECCA C. REED
                                      Rebecca C. Reed
                                      Title: Secretary


                                   CHURCHILL DOWNS CALIFORNIA FALL
                                     OPERATING COMPANY

                                   By /s/ REBECCA C. REED
                                      Rebecca C. Reed
                                      Title: Secretary


                                   ARLINGTON PARK RACECOURSE, LLC


                                   By /s/ REBECCA C. REED
                                      Rebecca C. Reed
                                      Title: Secretary


                                   ARLINGTON MANAGEMENT SERVICES, L.L.C.


                                   By /s/ REBECCA C. REED
                                      Rebecca C. Reed
                                      Title: Secretary

Churchill Downs Incorporated                          First Amendment Agreement



                                   ARLINGTON OTB CORP.


                                   By /s/ MARY ANN GUENTHER
                                      Mary Ann Guenter
                                      Title: Secretary


                                   QUAD CITY DOWNS, INC.


                                   By /s/ MARY ANN GUENTHER
                                      Mary Ann Guenter
                                      Title: Secretary


                                   CDIP, L.L.C.


                                   By /s/ REBECCA C. REED
                                      Rebecca C. Reed
                                      Title: Secretary


                                   CDIP HOLDINGS, L.L.C.


                                   By /s/ REBECCA C. REED
                                      Rebecca C. Reed
                                      Title: Secretary


                                   ELLIS PARK RACE COURSE, INC.


                                   By /s/ REBECCA C. REED
                                      Rebecca C. Reed
                                      Title: Secretary


                                   CHURCHILL DOWNS LOUISIANA HORSERACING
                                        COMPANY, L.L.C.


                                   By /s/ REBECCA C. REED
                                      Rebecca C. Reed
                                      Title: Secretary

                                   CHURCHILL DOWNS LOUISIANA VIDEO POKER
                                        COMPANY, L.L.C.


                                   By /s/ REBECCA C. REED
                                      Rebecca C. Reed
                                      Title: Secretary


                                   VIDEO SERVICES, INC.


                                   By /s/ REBECCA C. REED
                                      Rebecca C. Reed
                                      Title: Secretary

Churchill Downs Incorporated                          First Amendment Agreement



     This foregoing First Amendment Agreement is hereby accepted and agreed to as of the date aforesaid. The execution by each holder listed below shall constitute its respective several and not joint confirmation that it is the owner and holder of the Notes set opposite its name on Schedule I hereto.


                                      CONNECTICUT GENERAL LIFE INSURANCE
                                        COMPANY

                                      By: CIGNA Investments, Inc. (authorized
                                          agent)



                                      By  /s/DAVID M. CASS
                                        Name:  David M. Cass
                                        Title: Managing Director

Churchill Downs Incorporated                          First Amendment Agreement



         This foregoing First Amendment Agreement is hereby accepted and agreed to as of the date aforesaid. The execution by each holder listed below shall constitute its respective several and not joint confirmation that it is the owner and holder of the Notes set opposite its name on Schedule I hereto.

                                      GENERAL ELECTRIC CAPITAL ASSURANCE
                                       COMPANY


                                      By /s/ JOHN R. ENDRES
                                         Name: John R. Endres
                                         Title: Investment Officer

Churchill Downs Incorporated                          First Amendment Agreement



     This foregoing First Amendment Agreement is hereby accepted and agreed to as of the date aforesaid. The execution by each holder listed below shall constitute its respective several and not joint confirmation that it is the owner and holder of the Notes set opposite its name on Schedule I hereto.

                                      EMPLOYERS REINSURANCE CORPORATION

                                       By: GE Asset Management Incorporated, its
                                           Investment Advisor


                                       By /s/ JOHN R. ENDRES
                                         Name:John R. Endres
                                         Title: Investment Officer

Churchill Downs Incorporated                          First Amendment Agreement



     This foregoing First Amendment Agreement is hereby accepted and agreed to as of the date aforesaid. The execution by each holder listed below shall constitute its respective several and not joint confirmation that it is the owner and holder of the Notes set opposite its name on Schedule I hereto.

                                      METROPOLITAN LIFE INSURANCE COMPANY



                                      By /s/ JUDITH A. GULOTTA
                                         Name: Judith A. Gulotta
                                         Title: Director

Churchill Downs Incorporated                          First Amendment Agreement



     This foregoing First Amendment Agreement is hereby accepted and agreed to as of the date aforesaid. The execution by each holder listed below shall constitute its respective several and not joint confirmation that it is the owner and holder of the Notes set opposite its name on Schedule I hereto.

                                      PRINCIPAL LIFE INSURANCE COMPANY

                                      By:Principal Global Investors, LLC, a
                                         Delaware limited liability company, its
                                         authorized signatory


                                      By /s/ JON C. HEINY
                                         Name: Jon C. Heiny
                                         Title: Counsel


                                      By /s/ ELIZABETH D. SWANSON
                                         Name: Elizabeth D. Swanson
                                         Title: Counsel

Churchill Downs Incorporated                          First Amendment Agreement



     This foregoing First Amendment Agreement is hereby accepted and agreed to as of the date aforesaid. The execution by each holder listed below shall constitute its respective several and not joint confirmation that it is the owner and holder of the Notes set opposite its name on Schedule I hereto.

                                      MASSACHUSETTS MUTUAL LIFE INSURANCE
                                       COMPANY

                                      By:  Babson Capital Management LLC as
                                           Investment Adviser



                                      By /s/ EMEKA ONUKWUGHA
                                        Name: Emeka Onukwugha
                                        Title:

Churchill Downs Incorporated                          First Amendment Agreement



     This foregoing First Amendment Agreement is hereby accepted and agreed to as of the date aforesaid. The execution by each holder listed below shall constitute its respective several and not joint confirmation that it is the owner and holder of the Notes set opposite its name on Schedule I hereto.

                                      C.M. LIFE INSURANCE COMPANY

                                      By: Babson Capital Management LLC as
                                          Investment Sub-Adviser



                                      By /s/ /EMEKA ONUKWUGHA
                                        Name: Emeka Onukwugha
                                        Title:

Churchill Downs Incorporated                          First Amendment Agreement



     This foregoing First Amendment Agreement is hereby accepted and agreed to as of the date aforesaid. The execution by each holder listed below shall constitute its respective several and not joint confirmation that it is the owner and holder of the Notes set opposite its name on Schedule I hereto.

                                      MASSMUTUAL ASIA LIMITED

                                      By: Babson Capital Management LLC as
                                          Investment Adviser



                                      By /s/ EMEKA ONUKWUGHA
                                        Name: Emeka Onukwugha
                                        Title:

Churchill Downs Incorporated                          First Amendment Agreement



     This foregoing First Amendment Agreement is hereby accepted and agreed to as of the date aforesaid. The execution by each holder listed below shall constitute its respective several and not joint confirmation that it is the owner and holder of the Notes set opposite its name on Schedule I hereto.

                                      SUNAMERICA LIFE INSURANCE COMPANY

                                      By:AIG Global Investment Corp., investment
                                         adviser




                                      By /s/ PETER DEFAZIO
                                        Name: Peter DeFazio
                                        Title: Vice President

Churchill Downs Incorporated                          First Amendment Agreement



         This foregoing First Amendment Agreement is hereby accepted and agreed to as of the date aforesaid. The execution by each holder listed below shall constitute its respective several and not joint confirmation that it is the owner and holder of the Notes set opposite its name on Schedule I hereto.

                                      PRUDENTIAL RETIREMENT CEDED BUSINESS
                                        TRUST

                                      By:Prudential Investment Management, Inc.,
                                         as investment manager


                                      By:/s/ MATHEW DOUGLASS
                                               Vice President

Exhibits and schedules to the First Amendment Agreement to the Note Purchase Agreement have been intentionally omitted because they are not material. The Registrant agrees to furnish such omitted exhibits and schedules supplementally to the Commission upon request.